UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2007 (July 23, 2007)

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida

000-28179

59-3404233

(State or other jurisdiction

           (Commission File Number)

(IRS Employer

of incorporation)

Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01.

Other Events

On July 23, 2007 we issued a press release indicating that we intended to begin a stock purchase program.  A copy of the press release is attached.

Item 9.01.

Financial Statements and Exhibits.

Exhibit 99

Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  July 23, 2007

Exhibit 99

                 ABLEAUCTIONS ANNOUNCES STOCK BUY-BACK PROGRAM

Ojai, California – July 23, 2007 - Ableauctions.com (AMEX:AAC) announced today that it will be initiating a stock purchase program beginning immediately.  The purchases will occur from time to time at the Company’s discretion, with the Company’s currently available cash reserves.  No specific number of shares or dollar value has been established by the Company.

Abdul Ladha, the Company’s President and CEO stated, “We have decided to embark on a stock purchase program because we do not believe that the recent trading levels of the Company’s stock reflect the Company’s value and potential.  Also, by reducing the number of shares of common stock in the market we hope to ultimately create greater value for our shareholders.  This step reflects our confidence in the future performance of our business.”

FOR FURTHER INFORMATION PLEASE CONTACT:

        Coal Harbor Communications

        Steve Kubota

        (604) 699-8615 or Toll Free: 1-866-405-3955

        Fax: (604) 662-4547 (FAX)

        Email: steve@coal-harbor.com or

        Email: info@coal-harbor.com

        Website: www.coal-harbor.com

        Ableauctions.com

        Karen Grace - (604) 521-3369

        Email: investorrelations@ableauctions.com

        Website: www.ableauctions.com

About Ableauctions.com

Ableauctions.com Inc. (AMEX “aac”) is a high-tech liquidator and on-line auction facilitator that operates the domains iCollector.com, Naalive.com and Unlimited Closeouts.com.

As an on-line auction facilitator, the Company, with the experience of over 3,000 auctions, has developed state-of-the-art technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  The Company broadcasts business and industrial auctions over the Internet for auctioneers and members of the National Auctioneers Association (NAA) and art, antique and collectible auctions for numerous galleries and auction houses around the world through eBay Live Auctions.

As a liquidator, the Company, through Unlimited Closeouts, purchases overstocks, order cancellations and discontinued products from major manufacturers and importers, then sells the merchandise to major retail chains, other resellers or the public.

For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com

This press release contains forward-looking statements, particularly as related to whether the stock repurchase program will create shareholder value, but alsostatements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements."   Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our staff, loss of management personnel, an inability to obtain financing as and when we need it, competition from other on-line auction businesses, our ability to implement or manage our expansion strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB and on documents we file from time-to-time with the Securities and Exchange Commission.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.  E.&O.E.